Subsequent Events	6 Months Ended	12 Months Ended
	Jun. 30, 2011	Dec. 31, 2010
Subsequent Events [Abstract]
Subsequent Events [Text Block]
Subsequent Events

Effective August 1, 2011, the Company acquired a 56.0% ownership interest in an ASC located in Great Falls, Montana, for an approximate aggregate purchase price of $2.9 million plus the assumption of approximately $232,000 of debt. The Company will consolidate this facility for financial reporting purposes for periods subsequent to the acquisition. Also, effective August 1, 2011, the Company acquired a 50.0% ownership interest in a 20-bed surgical hospital located in Great Falls, Montana and acquired the right to manage the hospital for approximate aggregate consideration of $1.0 million. The Company will account for this facility as an equity method investment for financial reporting purposes for periods subsequent to the acquisition. Additionally, effective August 1, 2011, the Company acquired the right to manage a medical clinic consisting of 45 multi-specialty physicians located in Great Falls, Montana, for approximate aggregate consideration of $1.3 million.

Effective July 1, 2011, the Company acquired an incremental ownership interest of 2.0% in one of our surgical facilities located in Chesterfield, Missouri, for an aggregate of $1.0 million, financed with cash from operations. Prior to the acquisition, the Company owned 53.5% of this facility. The Company consolidates this surgical facility for financial reporting purposes.

Effective July 19, 2011, the Company paid Goldman Sachs, Inc. $683,000 to terminate its interest rate swap agreement.

Subsequent Events The Company has evaluated subsequent events through the date that the Consolidated Financial Statements were issued, and concluded there are no material subsequent events.